SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant     ☐

Filed by a Party other than the Registrant     ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Exxon Mobil Corporation
(Name of Registrant as Specified in Its Charter)

Engine No. 1 LLC
Engine No. 1 LP
Engine No. 1 NY LLC
Christopher James
Charles Penner
Gregory J. Goff
Kaisa Hietala
Alexander Karsner
Anders Runevad

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AN IMPORTANT
MESSAGE TO
FELLOW

SHAREHOLDERS
FROM ENGINE NO.1

  PROTECT YOUR INVESTMENT BY VOTING
ONLY THE WHITE VOTING INSTRUCTION FORM TODAY!!
USE ONE OF THE EASY WAYS TO VOTE BELOW:

VOTE BY PHONE 1-800-454-8683 VOTE BY INTERNET WWW.PROXYVOTE.COM

You’ll need your CONTROL NUMBER, which can be found on the
WHITE Proxy Card in the box labelled as follows:

ANY QUESTIONS?

 Please call our proxy solicitor,

Innisfree M&A Incorporated

 Toll free: 1-877-750-8310 (from the U.S. or Canada)

or +1-412-232-3651 (from other locations)

Dear Fellow ExxonMobil Shareholders,

Q: How can ExxonMobil thrive without successful energy experience on its board?

A: It can’t. ExxonMobil has gone from being the largest company in the Dow Jones Industrial Average to losing $200 billion in market capitalization, racking up tens of billions in debt to fund wasteful spending, and has been ejected from the Dow Jones Industrial Average. In the five years prior to the start of our campaign, ExxonMobil’s share price dropped 47%, while the S&P 500 rose 77%.

THAT’S WHY WE HAVE NOMINATED FOUR NEW DIRECTORS WHO HAVE CREATED BILLIONS IN VALUE IN ENERGY — AND WHY THE THREE LARGEST PENSION FUNDS IN THE US ARE SUPPORTING OUR NOMINEES

GREGORY J. GOFF

Former CEO of Andeavor, which generated total returns of over 1,200% for shareholders during his tenure. Named by Harvard Business Review one of the “Best-Performing CEOs in the World” (2018)

KAISA HIETALA

Former head of Renewable Products at Neste, where she led a transformation that helped Neste’s stock return 550% and that was named by Harvard Business Review as one of the “Top 20 Business Transformations of the Last Decade” (alongside Amazon, Netflix and Microsoft)

ANDERS RUNEVAD

Former CEO of Vestas, which generated total returns of 480% for shareholders during his tenure. Named by Harvard Business Review one of the “Best-Performing CEOs in the World” (2016, 2017 and 2019)

ALEXANDER KARSNER Senior Strategist at X (formerly Google X) where he helps lead energy technology investment and former U.S. Assistant Secretary of Energy

Will you join us and vote the enclosed WHITE card to help ExxonMobil generate more reliable returns for shareholders and better protect your dividend?

// YOUR VOTE IS IMPORTANT //

We urge you to submit your vote using the WHITE proxy card or voting instruction form via the Internet or by telephone today. Due to ongoing delays in the postal system, WE ENCOURAGE YOU TO VOTE ELECTRONICALLY.

If you do not have access to a touch-tone phone or the Internet, you may sign, date and return your WHITE proxy card or voting instruction form by mail in the postage-paid envelope provided.

For additional instructions for each of these voting options, please refer to your WHITE proxy card or voting instruction form.

We urge you NOT to vote any blue proxy card provided to you by the company.

EXXONMOBIL HAS DRAMATICALLY UNDERPERFORMED
FOR SHAREHOLDERS OVER ANY RELEVANT TIME PERIOD

Source: Bloomberg. *Pre-COVID returns are as of February 19, 2020. **Returns are as of December 4,2020 close, the last trading day prior to Energy No. 1’s public engagement with ExxonMobil.

Total Returns include dividends. Proxy Peers are Chevron, Shell, Total & BP (ExxonMobil 2021 proxy statement).

Perhaps no company has been humbled as profoundly by recent events as Exxon… And the pandemic isn’t primarily to blame; the culprit is just as much the company itself.

- Bloomberg BusinessWeek, April 30, 2020

It has been a stunning fall from grace for Exxon Mobil Corp.

- Wall Street Journal, September 13, 2020

After a ‘decade of strategic errors,’ Exxon is ‘exactly where it never wanted to be: subject to oil markets and global GDP recovery.’ Nor has [its CEO] enunciated any kind of holistic strategy for navigating the carbon transition…

- Forbes, December 29, 2020

WE’RE NOT THE ONLY ONES WHO RECOGNIZE THAT EXXONMOBIL NEEDS
HELP TO REPOSITION ITSELF FOR THE FUTURE AND TO PROTECT THE
VALUE OF YOUR INVESTMENT. SEE WHAT OTHERS HAVE BEEN SAYING:

[ExxonMobil’s] board should have been a better overseer of management,capital allocation and strategy. Yet even with new appointments, it has limited experience in energy. That needs to change... The slate of four put up by activist Engine No. 1 could help.

- Reuters Breakingviews, March 22, 2021

“Engine No.1’s board nominees... all have very strong repute, they have track records in the industry, and some cross over into low-carbon fields.

- Sam Margolin, managing director of Wolfe Research,
  quoted in the Financial Times, March 3, 2021

Shrinking discipline and rising leverage make what was once the smartest oil major [ExxonMobil] a risky play on crude prices. - Bloomberg, December 1, 2020	ExxonMobil has outperformed Chevron after [Engine No. 1] launched its campaign. - Bloomberg, February 22, 2021

Exxon stands out among its peers for having doubled down on the old oil and gas business model, hardly even giving lip service to the energy transitions that are realigning the market.

- Clark Williams-Derry, IEEFA (CNBC), February 5, 2021

What can the company do to get itself out of the deep hole it’s dug for itself over the years? It’s actually pretty straightforward … Engine No. 1 has four sensible recommendations that will benefit investors, the environment, and the company itself that involve board composition, long-term strategy, capital allocation, and incentives.

- Forbes.com, April 29, 2021

Engine No.1 has neither sought nor obtained the consent from any third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties.

Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

// YOUR VOTE IS IMPORTANT //

We urge you to submit your vote using the WHITE proxy card or voting instruction form via the Internet or by telephone today. Due to ongoing delays in the postal system, WE ENCOURAGE YOU TO VOTE ELECTRONICALLY.

If you do not have access to a touch-tone phone or the Internet, you may sign, date and return your WHITE proxy card or voting instruction form by mail in the postage-paid envelope provided.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

SHAREHOLDERS MAY CALL: (877) 750-8310 (TOLL-FREE FROM THE U.S. AND CANADA)

OR +1(412) 232-3651 (FROM OTHER COUNTRIES)

Important Information

Engine No. 1 LLC, Engine No. 1 LP, Engine No. 1 NY LLC, Christopher James, Charles Penner (collectively, “Engine No. 1”), Gregory J. Goff, Kaisa Hietala, Alexander Karsner, and Anders Runevad (collectively and together with Engine No. 1, the “Participants”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of WHITE proxy to be used in connection with the solicitation of proxies from the shareholders of Exxon Mobil Corporation (the “Company”). All shareholders of the Company are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants. The definitive proxy statement and an accompanying WHITE proxy card will be furnished to some or all of the Company’s shareholders and is, along with other relevant documents, available at no charge on Engine No.1’s campaign website at https://reenergizexom.com/materials/ and the SEC website at http://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests by security holdings is contained in the definitive proxy statement filed by the Participants with the SEC on March 15, 2021. This document is available free of charge from the sources described above.